UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
May 12, 2011

Kronos Worldwide, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-31763	76-0294959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(972) 233-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The registrant held its 2011 annual meeting of stockholders on May 12, 2011.  At the 2011 annual meeting, the registrant’s stockholders voted on the four proposals described in detail in the registrant’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 31, 2011. Stockholders present at the 2011 annual meeting, either in person or by proxy, represented 97.1% of the 57,947,549 shares eligible to vote at the meeting.

Proposal 1:  Election of Directors

The registrant’s stockholders re-elected Mr. Keith R. Coogan, Mr. Cecil H. Moore, Jr., Mr. George E. Poston, Mr. Glenn R. Simmons, Mr. Harold C. Simmons, Dr. R. Gerald Turner and Mr. Steven L. Watson as directors.  Each director nominee received votes “For” his re-election from at least 88.5% of the shares eligible to vote at the annual meeting.

Proposal 2:  Say-on-Pay, Nonbinding Advisory Vote Approving Executive Compensation

The registrant’s stockholders approved an amendment to the registrant’s certificate of incorporation to, among other things, increase the authorized shares of common stock to 240,000,000.  The amendment received the approval from 88.9% of the shares eligible to vote at the annual meeting.

Proposal 3:  Say-on-Pay, Nonbinding Advisory Vote Approving Executive Compensation

The registrant’s stockholders adopted a resolution, on a nonbinding advisory basis, approving the compensation of the registrant’s named executive officers as described in the registrant’s 2011 proxy statement.  The resolution received the approval from 94.5% of the shares eligible to vote at the annual meeting.

Proposal 4:  Say-When-on-Pay, Nonbinding Advisory Vote on the Preferred Frequency of Executive Compensation Votes

The registrant’s stockholders voted, on a nonbinding advisory basis, on the preferred frequency of every year, every other year or every third year for future advisory votes on the named executive officer compensation as disclosed pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission.  An annual vote on such named executive officer compensation received the vote of 93.1% of the shares eligible to vote at the annual meeting.  In light of the results of this nonbinding advisory vote, the registrant currently intends in the future to hold an annual nonbinding advisory vote on such named executive officer compensation.

Item 7.01	Regulation FD Disclosure.

The registrant hereby furnishes the information set forth in the press release issued on May 12, 2011, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information, including the exhibit, the registrant furnishes in this report is not deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Item No.	Exhibit Index

	3.1*	Restated First Amended and Restated Certificate of Incorporation of Kronos Worldwide, Inc., as amended on May 12, 2011
	99.1	Press release dated May 12, 2011 issued by the registrant.

*
This Restated First Amended and Restated Certificate of Incorporation of Kronos Worldwide, Inc., as amended on May 12, 2011, is restated for the purposes of the disclosure requirements of Item 601 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission and does not represent a restated certificate of incorporation that has been filed with the Delaware Secretary of State.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRONOS WORLDWIDE, INC.
(Registrant)

By: /s/ A. Andrew R. Louis
Date: May 12, 2011	A. Andrew R. Louis, Secretary

INDEX TO EXHIBITS

Item No.	Exhibit Index

3.1*	Restated First Amended and Restated Certificate of Incorporation of Kronos Worldwide, Inc., as amended on May 12, 2011

99.1	Press release dated May 12, 2011 issued by the registrant.

*
This Restated First Amended and Restated Certificate of Incorporation of Kronos Worldwide, Inc., as amended on May 12, 2011, is restated for the purposes of the disclosure requirements of Item 601 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission and does not represent a restated certificate of incorporation that has been filed with the Delaware Secretary of State.